For
period
ending
August
31, 2017

Exhibit 77Q1
File
number
811-
6292

Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:
UBS Asset Management (Americas) Inc.
1.  Issuer:  Parsley Energy, Inc.
2.  Date of Purchase:  01/12/2017
3.  Underwriter(s) from whom purchased:
Morgan Stanley & Co Inc.
4.  "Affiliated Underwriter" managing or
participating in syndicate:
UBS Investment Bank
5.  Aggregate principal amount or number of
shares purchased:  $500,000 (Firmwide)
$5,400 (Fund)
6.  Aggregate principal amount or total number
of shares of offering:  22,000,000
7.  Purchase price per unit or share
(net of fees and expenses):  $35
8.  Initial public offering price per
unit or share:  $35
9.  Commission, spread or profit: $.0875
10.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price
not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.

X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_

_
_
_
_
_
_
_


_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the
definitions of the
capitalized terms above.  In particular,
"Affiliated Underwriter" is defined
as affiliates of the Adviser or Sub-Adviser
participating in a selling
syndicate, as applicable.
Approved: /s/ Leesa D. Merrill
Date: 4/25//2017


Print Name: Leesa D. Merrill



For
period
ending
August
31, 2017

Exhibit 77Q1
File
number
811-
6292

Exhibit 77O
FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:  UBS Asset Management
(Americas) Inc.
1.  Issuer:  Penn National Gaming Inc. 144A 5.625% due
01/15/2027
2.  Date of Purchase:  01/12/2017
3.  Underwriter(s) from whom purchased:
JPMorgan Securities Inc.
4.  "Affiliated Underwriter" managing or
participating in syndicate:
	UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:
$2,500,000
(Firmwide)
          $25,000 (Fund)
6.  Aggregate principal amount or total number of shares
of offering:  $400,000,000
7.  Purchase price per unit or share (net of fees and expenses):
$100.00
8.  Initial public offering price:  $100.00
9.  Commission, spread or profit:  1.15%
10.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


_
X
_
_
_
_


_
X
_
_
_
_

_
X
_
_
_
_




_
X
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_





_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.

_
X
_
_
_
_



_
X
_
_
_
_

_
_
_
_
_
_
_


_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.

_
X
_
_
_
_

_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

_
X
_
_
_
_

_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


_
X
_
_
_
_


_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

_
X
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the
definitions of the
capitalized terms above.  In particular,
"Affiliated Underwriter" is defined
as affiliates of the Adviser or Sub-Adviser
participating in a selling
syndicate, as applicable.
Approved: /s/ Leesa D. Merrill
Date: 4/25/2017
Print Name:  Leesa D. Merrill





For
period
ending
August
31, 2017

Exhibit 77Q1
File
number
811-
6292

Exhibit 77O
FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:
UBS Asset Management (Americas) Inc.
1.  Issuer:  Post Holdings Inc. 144A 5.5% due 03/01/2025
2.  Date of Purchase:  02/06/2017
3.  Underwriter(s) from whom purchased:
Barclays Capital Inc.
4.  "Affiliated Underwriter" managing or participating in syndicate:
	UBS Securities LLC
5.  Aggregate principal amount or number of shares purchased:
$5,000,000
(Firmwide)
          $45,000 (Fund)
6.  Aggregate principal amount or total number of shares of offering:
$1,000,000,000
7.  Purchase price per unit or share (net of fees and expenses):
$100.00
8.  Initial public offering price:  $100.00
9.  Commission, spread or profit:  1.00%
10.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


_
X
_
_
_
_


_
X
_
_
_
_

_
X
_
_
_
_




_
X
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_





_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.

_
X
_
_
_
_



_
X
_
_
_
_

_
_
_
_
_
_
_


_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.

_
X
_
_
_
_

_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

_
X
_
_
_
_

_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


_
X
_
_
_
_


_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

_
X
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the
definitions of the
capitalized terms above.  In particular,
"Affiliated Underwriter" is defined
as affiliates of the Adviser or Sub-Adviser
participating in a selling
syndicate, as applicable.
Approved: /s/ Leesa D. Merrill
Date: 4/25/2017
Print Name:  Leesa D. Merrill





For
period
ending
August
31, 2017

Exhibit 77Q1
File
number
811-
6292

Exhibit 77O

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:
UBS Asset Management (Americas) Inc.
1.  Issuer:  CHS/Community Health Sys 6.25% due 03/31/2023
2.  Date of Purchase:  3/7/2017
3.  Underwriter(s) from whom purchased:
CS First Boston Corp.
4.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:
$3,000,000 (Firmwide)
$35,000 (Fund)
6.  Aggregate principal amount or total number of shares of offering:
$2,200,000,000
7.  Purchase price per unit or share (net of fees and expenses):
$100
8.  Initial public offering price per unit or share:  $100
9.  Commission, spread or profit: 1.550%
10.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_

_
_
_
_
_
_
_


_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the
definitions of the
capitalized terms above.  In particular,
"Affiliated Underwriter" is defined
as affiliates of the Adviser or Sub-Adviser participating in a selling
syndicate, as applicable.
Approved: /s/ Leesa D. Merrill
Date: 5/4//2017


Print Name: Leesa D. Merrill



For
period
ending
August
31, 2017

Exhibit 77Q1
File
number
811-
6292

Exhibit 77O
FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:  UBS Asset Management (Americas) Inc.
1.  Issuer:  Dana Financing LUX SARL 144A 5.75% due 04/15/2025
2.  Date of Purchase:  03/21/2017
3.  Underwriter(s) from whom purchased:
Citigroup Global Markets
4.  "Affiliated Underwriter" managing or participating in syndicate:
	UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:
$5,000,000
(Firmwide)
          $55,000 (Fund)
6.  Aggregate principal amount or total number of shares of offering:
$400,000,000
7.  Purchase price per unit or share (net of fees and expenses):
$100.00
8.  Initial public offering price:  $100.00
9.  Commission, spread or profit:  1.25%
10.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


_
X
_
_
_
_


_
X
_
_
_
_

_
X
_
_
_
_




_
X
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_





_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.

_
X
_
_
_
_



_
X
_
_
_
_

_
_
_
_
_
_
_


_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.

_
X
_
_
_
_

_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

_
X
_
_
_
_

_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


_
X
_
_
_
_


_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

_
X
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the
definitions of the
capitalized terms above.  In particular,
"Affiliated Underwriter" is defined
as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Leesa D. Merrill
Date: 5/4/2017
Print Name:  Leesa D. Merrill





For
period
ending
August
31, 2017

Exhibit 77Q1
File
number
811-
6292

Exhibit 77O
FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:
UBS Asset Management (Americas) Inc.
1.  Issuer:  Talen Energy Supply LLC 144A 9.500%
due 7/15/2022
2.  Date of Purchase:  04/06/2017
3.  Underwriter(s) from whom purchased:
Morgan Stanley & Co Inc.
4.  "Affiliated Underwriter" managing or
participating in syndicate:
	UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:
$4,000,000
(Firmwide)
          $50,000 (Fund)
6.  Aggregate principal amount or total number of shares of offering:
$400,000,000
7.  Purchase price per unit or share (net of fees and expenses):
$97.00
8.  Initial public offering price:  $97.00
9.  Commission, spread or profit:  1.0625%
10.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


_
X
_
_
_
_


_
X
_
_
_
_

_
X
_
_
_
_




_
X
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_





_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.

_
X
_
_
_
_



_
X
_
_
_
_

_
_
_
_
_
_
_


_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.

_
X
_
_
_
_

_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

_
X
_
_
_
_

_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


_
X
_
_
_
_


_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

_
X
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the
definitions of the
capitalized terms above.  In particular,
"Affiliated Underwriter" is defined
as affiliates of the Adviser or Sub-Adviser
participating in a selling
syndicate, as applicable.
Approved: /s/ Leesa D. Merrill
Date: 8/17/2017
Print Name:  Leesa D. Merrill





For
period
ending
August
31, 2017

Exhibit 77Q1
File
number
811-
6292

Exhibit 77O
FORM 10f-3
Rule 144A Securities
FUND:  UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:
UBS Asset Management (Americas) Inc.
1.  Issuer:  Eagle Holding Co II LLC 144A 7.625%
due 5/15/2022
2.  Date of Purchase:  04/27/2017
3.  Underwriter(s) from whom purchased:
JP Morgan Securities Inc.
4.  "Affiliated Underwriter" managing or participating in syndicate:
	UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:
$1,000,000
(Firmwide)
          $10,000 (Fund)
6.  Aggregate principal amount or total number of shares of offering:
$550,000,000
7.  Purchase price per unit or share (net of fees and expenses):
$100.00
8.  Initial public offering price:  $100.00
9.  Commission, spread or profit:  1.75%
10.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


_
X
_
_
_
_


_
X
_
_
_
_

_
X
_
_
_
_




_
X
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_





_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.

_
X
_
_
_
_



_
X
_
_
_
_

_
_
_
_
_
_
_


_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.

_
X
_
_
_
_

_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

_
X
_
_
_
_

_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


_
X
_
_
_
_


_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

_
X
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the
definitions of the
capitalized terms above.  In particular,
"Affiliated Underwriter" is defined
as affiliates of the Adviser or Sub-Adviser
participating in a selling
syndicate, as applicable.
Approved: /s/ Leesa D. Merrill
Date: 8/17/2017
Print Name:  Leesa D. Merrill